UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 18, 2012

Clarion Partners Property Trust Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 333-164777	No. 27-1242815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Park Avenue New York, New York	10169
(Address of Principal Executive offices)	(Zip Code)

(212) 808-3600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.  Financial Statements and Exhibits

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Clarion Partners Property Trust Inc. (which may be referred to as the “Company,” “we,” “our,” and “us”) hereby amends the following Current Reports on Form 8-K to provide the required financial information related to certain acquisitions:

(i)            Current Report on Form 8-K filed on November 6, 2012 to provide the required financial information relating to our acquisition of a single-tenant medical office building located in Darien, Connecticut (the “Darien Property”), as described in such Current Report; and

(ii)           Current Report on Form 8-K filed on October 23, 2012 to provide the required financial information relating to our acquisition of an interest in an industrial building located in Lower Macungie, Pennsylvania (“Lehigh Valley South”) by LIT/CPPT Lehigh Venture LLC (the “Venture”), as described in such Current Report.

(a)	Financial Statements of Businesses Acquired.

	Stamford Health System, Inc. — Darien Property Summary Financial Data Regarding Stamford Health System, Inc.	3

	Lehigh Valley South Industrial LLC
	Overview	5
	Report of Independent Auditors	6
	Historical Summaries of Gross Income and Direct Operating Expenses for the Nine Months Ended September 30, 2012 and the Years Ended December 31, 2011, 2010 and 2009	7
	Notes to Historical Summaries of Gross Income and Direct Operating Expenses for the Nine Months Ended September 30, 2012 and the Years Ended December 31, 2011, 2010 and 2009	8

(b)	Pro Forma Financial Information.

	Pro Forma Consolidated Balance Sheet (Unaudited) as of September 30, 2012	11

	Pro Forma Consolidated Statement of Operations (Unaudited) for the Nine Months Ended September 30, 2012	12

	Pro Forma Consolidated Statement of Operations (Unaudited) for the Period from May 16, 2011 (Date of Effectiveness) to December 31, 2011	13

	Notes to Pro Forma Consolidated Financial Statements (Unaudited)	14

(c)	Shell Company Transactions.

	None

(d)	Exhibits.

	23.1 Consent of Independent Auditors

SUMMARY FINANCIAL DATA

STAMFORD HEALTH SYSTEM, INC.

CPPT Darien LLC (“CPPT Darien), a wholly owned subsidiary of the Company, acquired the Darien Property on October 31, 2012 for a gross purchase price of $7,200,000 in cash, exclusive of closing costs.  The Darien Property is an 18,754 square foot, single-tenant medical office building constructed in 1997 and expanded in 2008.

The Company is currently in the process of analyzing the fair value of the individual components purchased.  Consequently, the purchase price allocation is preliminary and subject to change.  All assets are depreciated on a straight-line basis.  The estimated useful lives of the assets by class are generally 40 years for buildings and the lesser of the useful life or lease term for leasehold improvements. Above- and below-market leases are amortized and recorded to rental income over the remaining term of the associated lease. Annual depreciation and amortization expense is estimated to be approximately $140,000.

The Darien property is 100% leased to Stamford Health System, Inc. (“Stamford Health”), a not-for-profit provider of comprehensive healthcare services, pursuant to a non-cancelable, triple-net lease that expires on November 30, 2023. Stamford Health has leased 100% of the property since 1997. Pursuant to the terms of the lease, Stamford Health is responsible for the payment of base rent and all of the property’s operating expenses. Since November 2008, the annual base rent has been $459,473, or approximately $24.50 per square foot. In 2013 and in 2018, the tenant’s base rent will adjust based on changes in the consumer price index. The lease is subject to one optional renewal period of five years.

CPPT Darien entered into a $3,960,000 mortgage loan, or the loan, with Sovereign Bank, N.A (“Sovereign”).  The loan matures on October 31, 2017 and, subject to certain conditions, may be extended for up to two years.  The loan is an interest-only loan that bears interest at a variable per annum rate equal to the adjusted British Bankers Association LIBOR Rate plus 230 basis points, payable monthly.  On October 31, 2012, CPPT Darien entered into an interest rate swap agreement with Sovereign with respect to the full principal amount of the loan.  The swap effectively hedges the interest payment under the loan to a fixed rate of 3.31% per annum.  CPPT Darien may prepay the loan at any time without premium or penalty, and Sovereign may accelerate the loan upon the occurrence of customary events of loan default.

In evaluating the Darien Property as a potential acquisition, including the determination of an appropriate purchase price paid for the Darien Property, we considered a variety of factors, including the condition and financial performance of the property; the terms of the existing lease and the creditworthiness of the tenant; property location, visibility and access to the property; age of the property, physical condition and curb appeal; neighboring property uses; and local market conditions, including vacancy rates and economic conditions.  After reasonable inquiry, we are not aware of any material factors relating to the Darien Property that would cause the reported financial information not to be indicative of future operating results.

Because the Darien Property is 100% leased to a single tenant on a long-term basis under a net lease whereby substantially all of the operating costs are the responsibility of the tenant, we believe that the financial condition and results of operations of the tenant are more relevant to investors than the financial statements of the Darien Property and enable investors to better evaluate the creditworthiness of the lessee.  As a result, we have provided summarized consolidated financial information of the lessee of the Darien Property.

Stamford Health currently files its audited annual financial statements in reports filed with the State of Connecticut, and its unaudited quarterly filings with the Municipal Securities Rulemaking Board (“MSRB”).  The following summarizes the financial data regarding Stamford Health taken from its previously filed public records (dollar amounts in thousands):

	For the Nine Months
	Ended June 30, 2012 (Unaudited)	For the Fiscal Year Ended September 30, 2011
Consolidated Statements of Operations:
Total unrestricted revenue, gains and other support	$378,054	$466,675
Income from operations	22,262	27,984
Excess of revenue over expenses	14,764	27,261

	As of
	June 30, 2012 (Unaudited)	As of September 30, 2011
Consolidated Balance Sheets:
Total assets	$970,993	$678,007
Long-term debt, net of current portion	389,354	151,881
Total liabilities	644,002	479,893
Total net assets	326,991	198,114

For the detailed annual financial information regarding Stamford Health, please refer to its annual financial statements, which are publicly available on the State of Connecticut’s web site at http://www.ct.gov.  For the detailed quarterly financial information regarding Stamford Health, please refer to its quarterly financial statements, which are publicly available on the MSRB’s web site at http://emma.msrb.org.

Overview

Lehigh Valley South

On October 18, 2012, CPPT Lehigh LLC (“CPPT Lehigh”), a wholly owned subsidiary of the Company and LIT Industrial Limited Partnership (“LIT”) entered into a joint venture agreement for LIT/CPPT Lehigh Venture LLC (the “Venture”) to own and a 315,000 square foot industrial building located in Lower Macungie, Pennsylvania (“Lehigh Valley South”).  Prior to the sale, Lehigh Valley South was owned by TCC-Lion Industrial, LLC and was known as Lehigh Valley South Industrial LLC.

CPPT Lehigh contributed $9,843,750 in cash to the Venture, and LIT contributed its 50% ownership interest in Lehigh Valley South to the Venture, for a total purchase price of $19,687,500, exclusive of closing costs.  Lehigh Valley South was acquired by the Venture on October 18, 2012.  On October 25, 2012, the Venture closed on a $10,400,000 mortgage loan secured by Lehigh Valley South. On October 25, 2012, the Venture entered into an interest rate swap agreement with respect to the full principal amount of the loan.  The swap effectively hedges the interest payment under the loan to a fixed rate of 3.60% per annum.

Report of Independent Auditors

The Board of Directors

Clarion Partners Property Trust Inc.

We have audited the accompanying Historical Summaries of Gross Income and Direct Operating Expenses of Lehigh Valley South Industrial LLC (the Company) for each of the three years in the period ended December 31, 2011. These Historical Summaries are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Historical Summaries based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summaries. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summaries. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Historical Summaries were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A filed by Clarion Partners Property Trust Inc., as described in Note 2, and are not intended to be a complete presentation of the Company’s revenue and expenses.

In our opinion, the Historical Summaries referred to above present fairly, in all material respects, the Gross Income and Direct Operating Expenses described in Note 2 of the Company, for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

/s/Ernst & Young LLP

Dallas, Texas

December 17, 2012

Lehigh Valley South Industrial LLC

Historical Summaries of Gross Income and Direct Operating Expenses
(Dollars in Thousands)

	Nine Months Ended September 30, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
	(Unaudited)
Gross income:
Rental revenue	$1,175	$188	$—	$—
Escalation and reimbursement revenues	269	30	—	1
Other revenues	15	—	—	—
Total gross income	1,459	218	—	1

Direct operating expenses:
Operating expenses	155	186	130	195
Real estate property taxes	241	321	305	179
Total direct operating expenses	396	507	435	374

Gross income (direct operating expenses) in excess of direct operating expenses (gross income)	$1,063	$(289)	$(435)	$(373)

The accompanying notes are an integral part of these Historical Summaries.

Lehigh Valley South Industrial LLC

Notes to Historical Summaries of Gross Income and Direct Operating Expenses

December 31, 2011, 2010, and 2009
(Dollars in Thousands)

1. Organization

Lehigh Valley South Industrial LLC (the Company), a Delaware limited liability company, was formed by TCC-Lion Industrial, LLC (TCC-Lion), a Delaware limited liability company, on July 18, 2007. TCC-Lion contributed $1 for the purchase of 100 units of limited liability company interests. TCC-Lion owns 100% of the limited liability company interest and is not required to make any additional contributions to the Company. The Company’s commercial real estate property consists of a single industrial warehouse property containing 315,000 square feet (unaudited) in Macungie, Pennsylvania.

2. Basis of Presentation and Significant Accounting Policies

Presented herein are the Historical Summaries of gross income and direct operating expenses related to the operations of an industrial building located in Macungie, Pennsylvania (Historical Summaries).

The accompanying Historical Summaries have been prepared with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the Historical Summaries exclude interest, depreciation and amortization, amortization of intangible assets and liabilities, asset management fees, and other owner-specific costs not directly related to the future operations of the property.

Revenue Recognition

Minimum rental revenue is recognized on a straight-line basis over the term of the lease. The Company establishes, on a current basis, a reserve for future potential losses, which may occur against deferred rent receivable and tenant receivables. Charges related to this reserve are reflected in the accompanying Historical Summaries.

Use of Estimates

The preparation of the Historical Summaries in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the Historical Summaries and accompanying notes. Actual results could differ from those estimates.

Lehigh Valley South Industrial LLC

Notes to Historical Summaries of Gross Income and Direct Operating Expenses

December 31, 2011, 2010, and 2009
(Dollars in Thousands)

3. Rental Revenue

The Company is the lessor to tenants under operating leases with expiration dates ranging from 2019 to 2021. The minimum rental amounts due under the leases are generally either subject to scheduled fixed increases or adjustments. The leases generally also require that the tenants reimburse the Company for increases in certain operating costs and real estate taxes above their base-year costs.

The expected future minimum base rents to be received from tenants under leases in place as of December 31, 2011 are as follows:

2012	$959
2013	1,476
2014	1,508
2015	1,539
2016	1,570
Thereafter	5,724
$12,776

4. Related Party Transactions

The Company has contracted with affiliated limited liability companies to provide asset management, property management, leasing, and development services. The annual asset management fee is equal to 0.5% of the Company’s assets, subject to a minimum of $12 per quarter. The property management fee is equal to 2.5% of the Company’s property gross receipts, subject to a minimum of $1 per month. The development fee is equal to 4% of the amount spent on development costs.

The related party fees are as follows. Property management fees are included in the accompanying Historical Summaries. The remaining fees are not part of the Historical Summaries.

	Nine Months Ended September 30, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
	(Unaudited)

Property management fees	$28	$12	$11	$7

Leasing commissions	120	574	—	—
Asset management fees	74	90	79	75
Development fees	7	81	—	7

Lehigh Valley South Industrial LLC

Notes to Historical Summaries of Gross Income and Direct Operating Expenses

December 31, 2011, 2010, and 2009
(Dollars in Thousands)

5. Interim Unaudited Historical Summary

The Historical Summary for the nine month period ended September 30, 2012 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the Historical Summary for this interim period have been included. The results of the nine month period ended September 30, 2012 are not necessarily indicative of the results to be obtained for a full fiscal year.

6. Subsequent Events

On October 18, 2012, TCC-Lion distributed the Company to the owners of TCC-Lion: TC Industrial GP, LLC (50%); and LIT Industrial LP (50%). LIT Industrial LP then contributed its share of the property to LIT/CPPT Lehigh, LLC. LIT/CPPT Lehigh, LLC then purchased the remaining share of the property from TC Industrial GP, LLC for $9,844. There have been no other subsequent events through December 17, 2012, that would require recognition or disclosure, except as mentioned in this note.

CLARION PARTNERS PROPERTY TRUST INC.

PRO FORMA CONSOLIDATED BALANCE SHEET

September 30, 2012

(Unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the Company had acquired the investment in Lehigh Valley South on September 30, 2012.

This Pro Formal Consolidated Balance Sheet should be read in conjunction with the Company’s historical financial statements and notes thereto for the quarter ended September 30, 2012, as contained in the Company’s Quarterly Report on Form 10-Q.  The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company completed the above acquisition on September 30, 2012, nor does it purport to represent its future financial position.  This Pro Forma Consolidated Balance Sheet only includes the significant property acquisitions pursuant to SEC Rule 3-14 of Regulation S-X.

	September 30, 2012,	Acquisition Pro Forma		Pro Forma
	As Reported	Adjustments		September 30, 2012
	(a)
Investment in non-consolidated joint venture	$—	$5,202,725	(b)	$5,202,725
Cash and cash equivalents	200,000	4,277,275	(c)	4,477,275
Other assets	720,000	—		720,000
Total assets	$920,000	$9,480,000		$10,400,000

Due to affiliates	$720,000	(720,000	)(d)	$—
Total liabilities	$720,000	$(720,000)		$—

Stockholders’ equity:
Preferred stock, $0.01 par value per share (50,000,000 shares authorized, none issued)	$—	$—		$—
Common stock, $0.01 par value per share (700,000,000 Class A shares authorized, 20,000 Class A shares issued and outstanding)	200	—		200
Common stock, $0.01 par value per share (300,000,000 Class W shares authorized, 1,020,000 Class W shares issued and outstanding)	—	10,200	(e)	10,200
Additional paid-in capital	199,800	10,189,800	(e)	10,389,600
Total stockholders’ equity	200,000	10,200,000		10,400,000

Total liabilities and stockholders’ equity	$920,000	$9,480,000		$10,400,000

See accompanying Notes to Pro Forma Consolidated Financial Statements (Unaudited).

CLARION PARTNERS PROPERTY TRUST INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2012

(Unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Company had acquired the investment in Lehigh Valley South on May 16, 2011 (Date of Effectiveness).

This Pro Forma Condensed Consolidated Unaudited Statement of Operations should be read in conjunction with the Company’s historical financial statements and notes thereto for its quarter ended September 30, 2012, included in the Company’s Quarterly Report on Form 10-Q.  This Pro Forma Condensed Consolidated Unaudited Statement of Operations is not necessarily indicative of what actual results of operations would have been had the Company completed the above acquisition on May 16, 2011, nor does it purport to represent its future operations.  This Pro Forma Condensed Consolidated Unaudited Statement of Operations only includes the significant property acquisitions pursuant to SEC Rule 3-14 of Regulation S-X.

	For the
	Nine Months Ended	Acquisition		Pro Forma for the Nine
	September 30, 2012	Pro Forma		Months Ended
	As Reported	Adjustments		September 30, 2012
	(a)
Revenues:
Equity income from non-consolidated joint venture	$—	$128,748	(b)	$128,748
Total revenues	—	128,748		128,748

Expenses:
General and administrative	(352,542)	—	(c)	(352,542)
Total operating expenses	(352,542)	—		(352,542)
Operating income	352,542	128,748		481,290

Net income	$352,542	$128,748		$481,290

Weighted average number of common shares outstanding:
Basic and diluted	20,000	1,020,000	(d)	1,040,000

Net income per common share:
Basic and diluted	$17.63	$0.13		$0.46

See accompanying Notes to Pro Forma Consolidated Financial Statements (Unaudited).

CLARION PARTNERS PROPERTY TRUST INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Period from May 16, 2011 (Date of Effectiveness) to December 31, 2011

(Unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Company had acquired the investment in Lehigh Valley South on May 16, 2011 (Date of Effectiveness).

This Pro Forma Condensed Consolidated Unaudited Statement of Operations should be read in conjunction with the Company’s historical financial statements and notes thereto for its quarter ended September 30, 2012, included in the Company’s Quarterly Report on Form 10-Q.  This Pro Forma Condensed Consolidated Unaudited Statement of Operations is not necessarily indicative of what actual results of operations would have been had the Company completed the above acquisition on May 16, 2011, nor does it purport to represent its future operations.  This Pro Forma Condensed Consolidated Unaudited Statement of Operations only includes the significant property acquisitions pursuant to SEC Rule 3-14 of Regulation S-X.

	For the period from			Pro Forma for the period
	May 16, 2011 (Date of	Acquisition		from May 16, 2011
	Effectiveness) to	Pro Forma		(Date of Effectiveness) to
	December 31, 2011	Adjustments		December 31, 2011
	(a)
Revenues:
Equity (loss) from non-consolidated joint venture	$—	$(317,218	)(b)	$(317,218)
Total revenues	—	(317,218)		(317,218)

Expenses:
General and administrative	352,542	—	(c)	352,542
Total operating expenses	352,542	—		352,542
Operating income (loss)	(352,542)	(317,218)		(669,760)

Net income (loss)	$(352,542)	$(317,218)		$(669,760)

Weighted average number of common shares outstanding:
Basic and diluted	20,000	1,020,000	(d)	1,040,000

Net income (loss) per common share:
Basic and diluted	$(17.63)	$(0.31)		$(0.64)

See accompanying Notes to Pro Forma Consolidated Financial Statements (Unaudited).

CLARION PARTNERS PROPERTY TRUST INC.

NOTES TO PRO FORMA FINANCIAL STATEMENTS

September 30, 2012

(Unaudited)

Notes to Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2012

a.                    Reflects the historical consolidated balance sheet of Clarion Partners Property Trust Inc. (the “Company”) as of September 30, 2012.

b.                    Reflects the purchase price incurred related to the acquisition of Lehigh Valley South by the Venture       net of the financing proceeds received by the Company as a result of the Venture entering into a loan agreement secured by Lehigh Valley South.

c.                     Reflects the additional cash the Company would have received from the private placement proceeds by Clarion Partners CPPT Coinvestment, LLC (“CPPT Coinvestment”) less the cash paid for the Lehigh Valley South acquisition and cash paid for the repayment of a deposit for a real estate investment to Clarion Partners LLC (the “Sponsor”).

d.                    Reflects the repayment of a deposit for a real estate investment to the Sponsor.

e.                     Represents the issuance of common shares to CPPT Coinvestment in a private placement required to acquire Lehigh Valley South by the Venture and to break escrow in the public offering.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2012

a.                    Reflects the Company’s historical consolidated results of operations for the nine months ended September 30, 2012

b.                    Represents the Company’s 50% share of Lehigh Valley South’s operations based on historical operating results less the Company’s 50% share of depreciation, amortization and interest expense incurred assuming the mortgage financing and related swap agreement had been entered into on May 16, 2011. The Company is currently in the process of analyzing the fair value of the individual components purchased.  Consequently, the purchase price allocation is preliminary and subject to change.  All assets are depreciated on a straight-line basis.  The estimated useful lives of the Company’s assets by class are generally 40 years for buildings and the lesser of the useful life or lease term for leasehold improvements. Above- and below-market leases are amortized and recorded to rental income over the remaining term of the associated lease.

c.                     As the Company did not break escrow at the time of acquisition of Lehigh Valley South, the Company would not have incurred any additional general and administrative costs for the nine months ended September 30, 2012.  As previously disclosed, all costs funded by the Sponsor on behalf of the Company are not included in the financial statements of the Company as such costs will not be a liability of the Company until the conclusion of the escrow period.

d.                   Represents the weighted average common shares CPPT Coinvestment purchased in the private offering required because the Company had insufficient capital on May 16, 2011 (Date of Effectiveness) to enter into the Venture to acquire Lehigh Valley South, which is included in the pro forma results of operations.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Period From May 16, 2011 (Date of Effectiveness) to December 31, 2011

a.                    Reflects the Company’s historical consolidated results of operations for the period from May 16, 2011 (Date of Effectiveness) to December 31, 2011.

b.                    Represents the Company’s 50% share of Lehigh Valley South’s operations based on historical operating results, less the Company’s 50% share of depreciation, amortization and interest expense incurred assuming the mortgage financing and related swap agreement had been entered into on May 16, 2011.  The Company is currently in the process of analyzing the fair value of the individual components purchased.  Consequently, the purchase price allocation is preliminary and subject to change.  All assets are depreciated on a straight-line basis.  The estimated useful lives of the Company’s assets by class are generally 40 years for buildings and the lesser of the useful life or lease term for leasehold improvements.  Above- and below-market leases are amortized and recorded to rental income over the remaining term of the associated lease.

c.                     As the Company had not broken escrow at the time of acquisition of Lehigh Valley South, the Company would not have incurred any additional general and administrative costs for the period from May 16, 2011 (Date of Effectiveness) to December 31, 2011.  As previously disclosed, all costs funded by the Sponsor on behalf of the Company are not included in the financial statements of the Company as such costs will not be a liability of the Company until the conclusion of the escrow period.

d.                    Represents the weighted average common shares CPPT Coinvestment purchased in the private offering required because the Company had insufficient capital on May 16, 2011 (Date of Effectiveness) to break escrow and enter into the Venture to acquire Lehigh Valley South, which is included in the pro forma results of operations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clarion Partners Property Trust Inc.

Date: December 28, 2012	By:	/s/ L. Michael O’Connor
L. Michael O’Connor
Senior Vice President and Secretary